SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 29, 2002


                             GENESISINTERMEDIA, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                   001-15029                  95-4710370
(State of Incorporation)    (Commission File Number)        (IRS Employer
                                                          Identification No.)

                            5805 SEPULVEDA BOULEVARD
                               VAN NUYS, CA 91411
               (Address of principal executive offices) (Zip Code)


                                 (818) 909-7070
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

On May 29, 2002, the Company received a facsimile dated May 1, 2002, noting that effective the close of business April 30, 2002, Stephen A. Weber resigned as Interim Chief Executive Officer, member of the Board of Directors, and all committees upon which he sat. Michael R. Fugler also resigned as member of the Board of Directors and his respective committee positions. Prior to their resignation, Michel S. Tamer was named Chief Executive Officer of GenesisIntermedia, Inc. and member of the Board of Directors.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 5, 2002

                                     GENESISINTERMEDIA, INC.



                                     By: /s/ Michel S. Tamer
                                         --------------------------------------
                                         Name:    Michel S. Tamer
                                         Title:   Chief Executive Officer